UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ________________
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    November 18, 2004
                                                    -------------------------


                                NIKU CORPORATION
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             (Exact name of registrant as specified in its charter)


    Delaware                        000-28797                77-0473454
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(State or other                   (Commission               (IRS Employer
jurisdiction of                   File Number)            Identification No.)
incorporation)


         305 Main Street, Redwood City, California                94063
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          (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code        (650) 298-4600
                                                        ---------------------


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1.01     ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

         On November 18, 2004, Niku Corporation (the "Company") signed an Employment Agreement with Joshua Pickus, President and Chief Executive Officer (the "CEO") of the Company. The agreement confirms the CEO's base pay at $312,500 annually, with the possibility of a bonus of up to 100% of base pay. The agreement also provides for 12 months severance upon termination in certain circumstances and certain compensation upon a change in control of the Company. The agreement has an initial term of one year and is subject to renewal.


5.02     DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS;
         ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(b) Effective November 18, 2004, Val E. Vaden resigned from the Company's Board of Directors. The Company expects to name Samuel T. Spadafora to the Board on November 29, 2004 to fill the vacancy created by Mr. Vaden's resignation.


9.01     FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

             99.1 Form of Employment Agreement between the Company and Joshua Pickus, dated November 18, 2004.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                              NIKU CORPORATION


                                              By:  /s/ Michael Shahbazian
                                                  ---------------------------
                                              Name:  Michael Shahbazian
                                              Title: Chief Financial Officer

Date:  November 23, 2004

                                 EXHIBIT INDEX

          EXHIBIT NO.                      DESCRIPTION

             99.1 Form of Employment Agreement between the Company and Joshua Pickus, dated November 18, 2004.